UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 30, 2006

                       Alternative Loan Trust 2006-21CB
                       --------------------------------
                 (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-25

                                  CWALT, Inc.
                                  ----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                     Delaware                   87-0698307
                     --------                   ----------
                  (State or Other            (I.R.S. Employer
                   Jurisdiction         Identification No. of the
              of Incorporation of the           depositor)
                    depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            ------------

On May 30, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-21CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On May 30, 2006, Citigroup Global Markets Inc. entered into a Contract Administration Agreement (the "Contract Administration Agreement"), dated as of May 30, 2006, among Citibank Global Markets Inc. and The Bank of New York, as Contract Administrator for Alternative Loan Trust 2006-21CB (in such capacity, the "Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Contract Administration Agreement is annexed hereto as Exhibit 99.2.

On May 10, 2006 and May 19, 2006, Citibank, N.A., New York Branch entered into two interest rate corridor contracts (collectively, the "Corridor Contracts"), each as evidenced by a confirmation (each a "Confirmation" and, collectively, the "Confirmations"), dated May 26, 2006 between Citibank, N.A., New York Branch and Bear Stearns Financial Products Inc. (the "Counterparty"). The Confirmations are annexed hereto as Exhibit 99.3 and Exhibit 99.4, respectively.

On May 30, 2006, Citibank, N.A., New York Branch entered into an Assignment Agreement (the "Assignment Agreement"), dated as of May 30, 2006, among Citibank, N.A., New York Branch, the Contract Administrator and the Counterparty, pursuant to which Citibank, N.A., New York Branch assigned all of its rights and delegated all of its duties and obligations under the Corridor Contracts to the Contract Administrator. The Assignment Agreement is annexed hereto as Exhibit 99.5.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.6.


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



Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01 Financial Statements and Exhibits.
          ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    -------------------------------

      Not applicable.

(c) Shell Company Transactions.
    --------------------------

(d) Exhibits.
    --------

Exhibit No. Description
----------

   99.1 The Pooling and Servicing Agreement, dated as of May 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Contract Administration Agreement, dated as of May 30, 2006, among Citigroup Global Markets Inc., the Contract Administrator and the Trustee.

   99.3 A Confirmation, dated May 26, 2006, between the Counterparty and Citibank, N.A., New York Branch.

   99.4 A Confirmation, dated May 26, 2006, between the Counterparty and Citibank, N.A., New York Branch.

   99.5 The Assignment Agreement, dated as of May 30, 2006, among Citibank, N.A., New York Branch, the Contract Administrator and the Counterparty.

   99.6 The Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.

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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  June 14, 2006

                                 Exhibit Index
                                 -------------


Exhibit

99.1 Pooling and Servicing Agreement, dated as of May 1, 2005, among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Contract Administration Agreement, dated as of May 30, 2006, among Citigroup Global Markets Inc., the Contract Administrator and the Trustee.

99.3 A Confirmation, dated May 26, 2006, between the Counterparty and Citibank, N.A., New York Branch.

99.4 A Confirmation, dated May 26, 2006, between the Counterparty and Citibank, N.A., New York Branch.

99.5       The Assignment Agreement, dated as of May 30, 2006, among
           Citibank, N.A., New York Branch, the Contract Administrator and the Counterparty.

99.6 The Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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